UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549
                            ______________________________

                                       FORM 8-K
                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported):    October 18, 2007

                                        0-15898
                              (Commission File Number)
                         ______________________________

                          CASUAL MALE RETAIL GROUP, INC.
              (Exact name of registrant as specified in its charter)

          Delaware                                     04-2623104
  (State of Incorporation)                (IRS Employer Identification Number)

             555 Turnpike Street, Canton, Massachusetts 02021
            (Address of registrant's principal executive office)

                                (781) 828-9300
                      (Registrant's telephone number)
                       ______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))



















ITEM 2.02	Results of Operations and Financial Condition

On October 18, 2007, Casual Male Retail Group, Inc. (the "Company") issued a press release announcing its intention to repurchase shares of it common stock pursuant to a new 10b-5 1 stock repurchase plan and provided an update to the Company's third quarter fiscal 2007 sales expectations, based on mid-quarter results to date. Through October 2, 2007, the Company's comparable sales for the third quarter are up 0.2% when compared to the 13% comparable sales increase reported in the third quarter of 2006. The Company also stated that its previously issued earnings guidance of $0.45-$0.50 per diluted share for the year may be negatively impacted unless its sales trends improve dramatically over the balance of the year. A copy of this press release is attached hereto as Exhibit 99.1.


ITEM 9.01	Financial Statements and Exhibits

	(d) Exhibits
       Exhibit No.       Description
       ----------        -------------------------------------
        99.1             Press release dated October 18, 2007.







SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         CASUAL MALE RETAIL GROUP, INC.
                                         By: /s/ DENNIS R. HERNREICH
                                         ------------------------------
                                         Name:  Dennis R. Hernreich
                                         Title: Executive Vice President
                                         and Chief Financial Officer






Date:  October 22, 2007